                                  EXHIBIT 10.3

                                                                       #2785-002

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management I, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET I"), and such other signatories hereto.

                  WHEREAS, on or about August 31, 2000, Radnet I executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #2785-002 dated August 31, 2000 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet I to DVI (collectively the "OBLIGATIONS"), Radnet I, pursuant to a Master Security Agreement dated on or about August 31, 2000 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet I to DVI, Radnet I delivered to DVI the guarantees (the "GUARANTEES") of Primedex Health Systems, Inc. and Radnet Management, Inc. (each a "GUARANTOR", and collectively the "GUARANTORS") (the Guarantees together with the Loan and ancillary documents are, collectively, the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI") and thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #2785-002

noteholder which purchased asset backed promissory notes issued by DVI XVI (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet I or certain affiliates of Radnet I to this and other DVI securitizations (collectively the "RELATED LOANS"); WHEREAS, Radnet I is in default under the terms of the Loan;

                  WHEREAS, Radnet I has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet I and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet I and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet I acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #2785-002

"AMENDED AND RESTATED RIDER A"). Radnet I may, at any time, prepay all of the outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet I and the satisfaction of each of the following conditions:

                           (a) Radnet I and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet I and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                   5. The closing of the restructuring of the Radnet I Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet I hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet I hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                                                                       #2785-002

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                  LEVERAGE RATIO          PERIOD
                                  --------------          ------

                                    4.50:1.0        04/30/05 - 10/30/05
                                    4.30:1.0        10/31/05 - 10/30/06
                                    4.00:1.0        10/31/06 - 10/30/07
                                    3.80:1.0        10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means,

                                                                       #2785-002

as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantors hereby affirm and restate their Guarantees as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet I, the Company and the Guarantors each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet I represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet I to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by

                                                                       #2785-002

Radnet I of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet I's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet I is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania. BRMFS1 509512v2

                                                                       #2785-002

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #2785-002

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet I, the Company and the Guarantors hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #2785-002


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    RADNET MANAGEMENT I, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________


Radnet Management, Inc., Guarantor


By: ____________________________________

                                                                       #2785-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management I, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET I"), and such other signatories hereto.

                  WHEREAS, on or about August 31, 2000, Radnet I executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #2785-001 dated August 31, 2000 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet I to DVI (collectively the "OBLIGATIONS"), Radnet I, pursuant to a Master Security Agreement dated on or about August 31, 2000 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet I to DVI, Radnet I delivered to DVI the guarantees (the "GUARANTEES") of Primedex Health Systems, Inc. and Radnet Management, Inc. (each a "GUARANTOR", and collectively the "GUARANTORS") (the Guarantees together with the Loan and ancillary documents are, collectively, the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIV, L.L.C. ("DVI XIV") and thereafter pursuant to an Amended and Restated Indenture, DVI XIV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #2785-001

noteholder which purchased asset backed promissory notes issued by DVI XIV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet I or certain affiliates of Radnet I to this and other DVI securitizations (collectively the "RELATED LOANS"); WHEREAS, Radnet I is in default under the terms of the Loan;

                  WHEREAS, Radnet I has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet I and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet I and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet I acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #2785-001

"AMENDED AND RESTATED RIDER A"). Radnet I may, at any time, prepay all of the outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet I and the satisfaction of each of the following conditions:

                           (a) Radnet I and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet I and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet I Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                   6. Radnet I hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet I hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                                                                       #2785-001

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means,

                                                                       #2785-001

as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantors hereby affirm and restate their Guarantees as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet I, the Company and the Guarantors each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet I represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet I to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by

                                                                       #2785-001

Radnet I of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet I's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet I is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #2785-001

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #2785-001

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet I, the Company and the Guarantors hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #2785-001


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XIV, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT I, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________


Radnet Management, Inc., Guarantor


By: ____________________________________

                                                                       #3564-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Sub, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 2, 2002, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Amended, Restated and Consolidated Master Loan Agreement collectively with the Secured Promissory Note Number #3564-001 dated July 2, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Amended, Restated and Consolidated Master Security Agreement dated on or about July 2, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVIII, L.L.C. ("DVI XVIII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                   3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                     4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                   5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                   6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                     LEVERAGE RATIO                     Period
                     --------------                     ------

                        4.50:1.0                 04/30/05 - 10/30/05
                        4.30:1.0                 10/31/05 - 10/30/06
                        4.00:1.0                 10/31/06 - 10/30/07
                        3.80:1.0                 10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                            U.S. Bank Portfolio Services
                            1310 Madrid Street, Suite 103
                            Marshall, MN 56258
                            Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE

SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XVIII, L.L.C. AND AS
                                    AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET SUB, INC.


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about May 1, 2002, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Amended and Restated Secured Promissory Note Number #3502-005 dated July 2, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about May 1, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVIII, L.L.C. ("DVI XVIII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided. NOW,

                  THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                       LEVERAGE RATIO                     Period
                       --------------                     ------

                         4.50:1.0                 04/30/05 - 10/30/05
                         4.30:1.0                 10/31/05 - 10/30/06
                         4.00:1.0                 10/31/06 - 10/30/07
                         3.80:1.0                 10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                            U.S. Bank Portfolio Services
                            1310 Madrid Street, Suite 103
                            Marshall, MN 56258
                            Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XVIII, L.L.C. AND AS
                                    AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIX, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about May 1, 2002, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Amended and Restated Secured Promissory Note Number #3502-002 dated July 2, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about May 1, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIX, L.L.C. ("DVI XIX") and thereafter pursuant to an Amended and Restated Indenture, DVI XIX granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XIX (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                        LEVERAGE RATIO                     Period
                        --------------                     ------

                          4.50:1.0                 04/30/05 -   10/30/05
                          4.30:1.0                 10/31/05 -   10/30/06
                          4.00:1.0                 10/31/06 -   10/30/07
                          3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                             U.S. Bank Portfolio Services
                             1310 Madrid Street, Suite 103
                             Marshall, MN 56258
                             Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XIX, L.L.C. AND AS AGENT
                                    FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about May 1, 2002, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Amended and Restated Secured Promissory Note Number #3502-001 dated May 1, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about May 1, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVIII, L.L.C. ("DVI XVIII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                             LEVERAGE RATIO                     Period
                             --------------                     ------

                               4.50:1.0                 04/30/05 -   10/30/05
                               4.30:1.0                 10/31/05 -   10/30/06
                               4.00:1.0                 10/31/06 -   10/30/07
                               3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XVIII, L.L.C. AND AS
                                    AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Servicer for DVI Receivables XV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Diagnostic Imaging Services, Inc., a corporation, with offices at 27699 Jefferson Ave Ste 110, Temecula, CA 92590 ("DIS"), and such other signatories hereto.

                  WHEREAS, on or about March 20, 2002, DIS executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Amended and Restated Secured Promissory Note Number #3441-012 dated April 1, 2003 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of DIS to DVI (collectively the "OBLIGATIONS"), DIS, pursuant to a Master Security Agreement dated on or about March 20, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of DIS to DVI, DIS delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XV, L.L.C. ("DVI XV") and thereafter pursuant to an Amended and Restated Indenture, DVI XV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with DIS or certain affiliates of DIS to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, DIS is in default under the terms of the Loan;

                  WHEREAS, DIS has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, DIS and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, DIS and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. DIS acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). DIS may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by DIS and the satisfaction of each of the following conditions:

                           (a) DIS and/or its affiliates shall have entered into
                  agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) DIS and/or its affiliates shall have entered into
                  the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the DIS Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel: (a) The executed AMENDED AND RESTATED RIDER A; (b) An executed copy of this Agreement; (c) Such other documents, including UCC financing statements as USBPS reasonably requests.

                  6. DIS hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. DIS hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                           LEVERAGE RATIO                     Period
                           --------------                     ------

                             4.50:1.0                 04/30/05 -   10/30/05
                             4.30:1.0                 10/31/05 -   10/30/06
                             4.00:1.0                 10/31/06 -   10/30/07
                             3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. DIS, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. DIS represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of DIS to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by DIS of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of DIS's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which DIS is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                              U.S. Bank Portfolio Services
                              1310 Madrid Street, Suite 103
                              Marshall, MN 56258
                              Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. DIS, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SERVICER FOR DVI
                                    RECEIVABLES XV, L.L.C. AND AS AGENT FOR U.S.
                                    BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    DIAGNOSTIC IMAGING SERVICES, INC.


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Diagnostic Imaging Services, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("DIS"), and such other signatories hereto.

                  WHEREAS, on or about March 20, 2002, DIS executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3441-008 dated September 24, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of DIS to DVI (collectively the "OBLIGATIONS"), DIS, pursuant to a Master Security Agreement dated on or about March 20, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of DIS to DVI, DIS delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVIII, L.L.C. ("DVI XVIII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with DIS or certain affiliates of DIS to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, DIS is in default under the terms of the Loan;

                  WHEREAS, DIS has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, DIS and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, DIS and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. DIS acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). DIS may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of

2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by DIS and the satisfaction of each of the following conditions:

                           (a) DIS and/or its affiliates shall have entered into
                  agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) DIS and/or its affiliates shall have entered into
                  the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the DIS Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. DIS hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. DIS hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                          LEVERAGE RATIO                     Period
                          --------------                     ------

                            4.50:1.0                 04/30/05 -   10/30/05
                            4.30:1.0                 10/31/05 -   10/30/06
                            4.00:1.0                 10/31/06 -   10/30/07
                            3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. DIS, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. DIS represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of DIS to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by DIS of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of DIS's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which DIS is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                             U.S. Bank Portfolio Services
                             1310 Madrid Street, Suite 103
                             Marshall, MN 56258
                             Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. DIS, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XVIII, L.L.C. AND AS
                                    AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    DIAGNOSTIC IMAGING SERVICES, INC.


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Diagnostic Imaging Services, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("DIS"), and such other signatories hereto.

                  WHEREAS, on or about March 20, 2002, DIS executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Amended and Restated Secured Promissory Note Number #3441-005 dated July 2, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of DIS to DVI (collectively the "OBLIGATIONS"), DIS, pursuant to a Master Security Agreement dated on or about March 20, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of DIS to DVI, DIS delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVIII, L.L.C. ("DVI XVIII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with DIS or certain affiliates of DIS to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, DIS is in default under the terms of the Loan;

                  WHEREAS, DIS has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, DIS and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, DIS and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. DIS acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). DIS may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by DIS and the satisfaction of each of the following conditions:

                           (a) DIS and/or its affiliates shall have entered into
                  agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) DIS and/or its affiliates shall have entered into
                  the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the DIS Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. DIS hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. DIS hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                         LEVERAGE RATIO                     Period
                         --------------                     ------

                           4.50:1.0                 04/30/05 -   10/30/05
                           4.30:1.0                 10/31/05 -   10/30/06
                           4.00:1.0                 10/31/06 -   10/30/07
                           3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. DIS, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. DIS represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of DIS to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by DIS of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of DIS's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which DIS is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                            U.S. Bank Portfolio Services
                            1310 Madrid Street, Suite 103
                            Marshall, MN 56258
                            Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. DIS, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XVIII, L.L.C. AND AS
                                    AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    DIAGNOSTIC IMAGING SERVICES, INC.


                                    By:_________________________________________



                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________



ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIX, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Diagnostic Imaging Services, Inc., a corporation, with offices at 4334 Central Avenue, Riverside, CA 92508 ("DIS"), and such other signatories hereto.

                  WHEREAS, on or about March 20, 2002, DIS executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3441-003 dated March 20, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of DIS to DVI (collectively the "OBLIGATIONS"), DIS, pursuant to a Master Security Agreement dated on or about March 20, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of DIS to DVI, DIS delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIX, L.L.C. ("DVI XIX") and thereafter pursuant to an Amended and Restated Indenture, DVI XIX granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XIX (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with DIS or certain affiliates of DIS to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, DIS is in default under the terms of the Loan;

                  WHEREAS, DIS has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, DIS and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, DIS and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. DIS acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). DIS may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by DIS and the satisfaction of each of the following conditions:

                           (a) DIS and/or its affiliates shall have entered into
                  agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) DIS and/or its affiliates shall have entered into
                  the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the DIS Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. DIS hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. DIS hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                         LEVERAGE RATIO                     Period
                         --------------                     ------

                           4.50:1.0                 04/30/05 -   10/30/05
                           4.30:1.0                 10/31/05 -   10/30/06
                           4.00:1.0                 10/31/06 -   10/30/07
                           3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. (viii) NAME CHANGES, ETC. The Company agrees that it shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. DIS, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. DIS represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of DIS to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by DIS of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of DIS's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which DIS is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. DIS, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XIX, L.L.C. AND AS AGENT
                                    FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    DIAGNOSTIC IMAGING SERVICES, INC.


                                    By:_________________________________________



                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________



ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Diagnostic Imaging Services, Inc., a corporation, with offices at 3901 E. Las Posas Road Ste 104, Camarillo, CA 93010 ("DIS"), and such other signatories hereto.

                  WHEREAS, on or about March 20, 2002, DIS executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3441-001 dated March 20, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of DIS to DVI (collectively the "OBLIGATIONS"), DIS, pursuant to a Master Security Agreement dated on or about March 20, 2002 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of DIS to DVI, DIS delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVII, L.L.C. ("DVI XVII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with DIS or certain affiliates of DIS to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, DIS is in default under the terms of the Loan;

                  WHEREAS, DIS has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, DIS and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, DIS and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. DIS acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). DIS may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by DIS and the satisfaction of each of the following conditions:

                           (a) DIS and/or its affiliates shall have entered into
                  agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) DIS and/or its affiliates shall have entered into
                  the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the DIS Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. DIS hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. DIS hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex

Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                        LEVERAGE RATIO                     Period
                        --------------                     ------

                          4.50:1.0                 04/30/05 -   10/30/05
                          4.30:1.0                 10/31/05 -   10/30/06
                          4.00:1.0                 10/31/06 -   10/30/07
                          3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. DIS, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. DIS represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of DIS to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by DIS of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of DIS's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which DIS is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. DIS, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XVII, L.L.C. AND AS
                                    AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    DIAGNOSTIC IMAGING SERVICES, INC.


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________




ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Servicer for DVI Receivables XV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-019 dated January 14, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XV, L.L.C. ("DVI XV") and thereafter pursuant to an Amended and Restated Indenture, DVI XV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel: (a) The executed AMENDED AND RESTATED RIDER A; (b) An executed copy of this Agreement; (c) Such other documents, including UCC financing statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                         LEVERAGE RATIO                     Period
                         --------------                     ------

                           4.50:1.0                 04/30/05 -   10/30/05
                           4.30:1.0                 10/31/05 -   10/30/06
                           4.00:1.0                 10/31/06 -   10/30/07
                           3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SERVICER FOR DVI
                                    RECEIVABLES XV, L.L.C. AND AS AGENT FOR U.S.
                                    BANK, N.A., AS TRUSTEE


                                    By:_________________________________________



                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________




ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Servicer for DVI Receivables XV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-018 dated December 17, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XV, L.L.C. ("DVI XV") and thereafter pursuant to an Amended and Restated Indenture, DVI XV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                     4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                       LEVERAGE RATIO                     Period
                       --------------                     ------

                         4.50:1.0                 04/30/05 -   10/30/05
                         4.30:1.0                 10/31/05 -   10/30/06
                         4.00:1.0                 10/31/06 -   10/30/07
                         3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                         U.S. Bank Portfolio Services
                         1310 Madrid Street, Suite 103
                         Marshall, MN 56258
                         Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SERVICER FOR DVI
                                    RECEIVABLES XV, L.L.C. AND AS AGENT FOR U.S.
                                    BANK, N.A., AS TRUSTEE


                                    By:_________________________________________



                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________




ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Servicer for DVI Receivables XV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-017 dated December 17, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XV, L.L.C. ("DVI XV") and thereafter pursuant to an Amended and Restated Indenture, DVI XV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                      LEVERAGE RATIO                     Period
                      --------------                     ------

                        4.50:1.0                 04/30/05 -   10/30/05
                        4.30:1.0                 10/31/05 -   10/30/06
                        4.00:1.0                 10/31/06 -   10/30/07
                        3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                            U.S. Bank Portfolio Services
                            1310 Madrid Street, Suite 103
                            Marshall, MN 56258
                            Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SERVICER FOR DVI
                                    RECEIVABLES XV, L.L.C. AND AS AGENT FOR U.S.
                                    BANK, N.A., AS TRUSTEE



                                    By:_________________________________________



                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________




ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Servicer for DVI Receivables XV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-014 dated August 15, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XV, L.L.C. ("DVI XV") and thereafter pursuant to an Amended and Restated Indenture, DVI XV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                       LEVERAGE RATIO                     Period
                       --------------                     ------

                         4.50:1.0                 04/30/05 -   10/30/05
                         4.30:1.0                 10/31/05 -   10/30/06
                         4.00:1.0                 10/31/06 -   10/30/07
                         3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of

Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                            U.S. Bank Portfolio Services
                            1310 Madrid Street, Suite 103
                            Marshall, MN 56258
                            Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SERVICER FOR DVI
                                    RECEIVABLES XV, L.L.C. AND AS AGENT FOR U.S.
                                    BANK, N.A., AS TRUSTEE

                                    By:_________________________________________



                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________




ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-013 dated September 19, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVII, L.L.C. ("DVI XVII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                       LEVERAGE RATIO                     Period
                       --------------                     ------

                         4.50:1.0                 04/30/05 -   10/30/05
                         4.30:1.0                 10/31/05 -   10/30/06
                         4.00:1.0                 10/31/06 -   10/30/07
                         3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                         U.S. Bank Portfolio Services
                         1310 Madrid Street, Suite 103
                         Marshall, MN 56258
                         Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XVII, L.L.C. AND AS
                                    AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________



                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________




ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-011 dated September 13, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVIII, L.L.C. ("DVI XVIII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                         LEVERAGE RATIO                     Period
                         --------------                     ------

                           4.50:1.0                 04/30/05 -   10/30/05
                           4.30:1.0                 10/31/05 -   10/30/06
                           4.00:1.0                 10/31/06 -   10/30/07
                           3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the

AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                             U.S. Bank Portfolio Services
                             1310 Madrid Street, Suite 103
                             Marshall, MN 56258
                             Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S. BANK
                                    PORTFOLIO SERVICES, AS SUCCESSOR SERVICER
                                    FOR DVI RECEIVABLES XVIII, L.L.C. AND AS
                                    AGENT FOR U.S. BANK, N.A., AS TRUSTEE

                                    By:_________________________________________



                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________




ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By:_________________________________________

                                                                       #3155-010

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-010 dated August 15, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI") and thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3155-010

noteholder which purchased asset backed promissory notes issued by DVI XVI (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3155-010

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #3155-010

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #3155-010


default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                     PERIOD
                              --------------                     ------

                                4.50:1.0                 04/30/05 -   10/30/05
                                4.30:1.0                 10/31/05 -   10/30/06
                                4.00:1.0                 10/31/06 -   10/30/07
                                3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #3155-010

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #3155-010

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                            U.S. Bank Portfolio Services
                            1310 Madrid Street, Suite 103
                            Marshall, MN 56258
                            Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3155-010

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3155-010

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Companyand the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21.This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3155-010


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3155-009

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Sub-Servicer for DVI Funding, L.L.C. and as Agent for U.S. Bank, N.A., as Collateral Agent, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-009 dated August 15, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Funding, L.L.C. ("DVI FUNDING") and thereafter pursuant to an Amended and Restated Indenture, DVI Funding granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Collateral Agent, for the

                                                                       #3155-009

benefit of a noteholder which purchased asset backed promissory notes issued by DVI Funding (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Collateral Agent in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Collateral Agent will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3155-009

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Collateral Agent holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Collateral Agent and the special purpose entities for which the Collateral Agent holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new

                                                                       #3155-009


remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                     PERIOD
                              --------------                     ------

                                4.50:1.0                 04/30/05 -   10/30/05
                                4.30:1.0                 10/31/05 -   10/30/06
                                4.00:1.0                 10/31/06 -   10/30/07
                                3.80:1.0                 10/31/07 -   10/30/08

                                                                       #3155-009

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Collateral Agent to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Collateral Agent that all necessary actions on the part of Radnet to be taken in connection

                                                                       #3155-009

with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                            U.S. Bank Portfolio Services
                            1310 Madrid Street, Suite 103
                            Marshall, MN 56258
                            Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE COLLATERAL AGENT, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH

                                                                       #3155-009

HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Collateral Agent, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3155-009


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUB-SERVICER
                                    FOR DVI FUNDING, L.L.C. AND AS AGENT
                                    FOR U.S. BANK, N.A., AS COLLATERAL AGENT


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3155-008

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-008 dated August 15, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XI, L.L.C. ("DVI XI") and thereafter pursuant to an Amended and Restated Indenture, DVI XI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3155-008

noteholder which purchased asset backed promissory notes issued by DVI XI (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3155-008

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #3155-008

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #3155-008

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                     PERIOD
                              --------------                     ------

                                 4.50:1.0                04/30/05 -   10/30/05
                                 4.30:1.0                10/31/05 -   10/30/06
                                 4.00:1.0                10/31/06 -   10/30/07
                                 3.80:1.0                10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #3155-008

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #3155-008

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                             U.S. Bank Portfolio Services
                             1310 Madrid Street, Suite 103
                             Marshall, MN 56258
                             Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3155-008

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3155-008

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3155-008


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3155-007

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-007 dated August 15, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XI, L.L.C. ("DVI XI") and thereafter pursuant to an Amended and Restated Indenture, DVI XI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3155-007

noteholder which purchased asset backed promissory notes issued by DVI XI (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3155-007

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #3155-007

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #3155-007

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                     PERIOD
                              --------------                     ------

                                4.50:1.0                04/30/05 -    10/30/05
                                4.30:1.0                10/31/05 -    10/30/06
                                4.00:1.0                10/31/06 -    10/30/07
                                3.80:1.0                10/31/07 -    10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #3155-007

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #3155-007


Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3155-007

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3155-007

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3155-007



                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3155-006

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-006 dated July 31, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI") and thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3155-006

noteholder which purchased asset backed promissory notes issued by DVI XVI (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3155-006

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

#3155-006 default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #3155-006

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                     PERIOD
                              --------------                     ------

                                4.50:1.0                 04/30/05 -   10/30/05
                                4.30:1.0                 10/31/05 -   10/30/06
                                4.00:1.0                 10/31/06 -   10/30/07
                                3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #3155-006

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #3155-006

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3155-006

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3155-006

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3155-006


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3155-004

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Sub-Servicer for DVI Funding, L.L.C. and as Agent for U.S. Bank, N.A., as Collateral Agent, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-004 dated July 31, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Funding, L.L.C. ("DVI FUNDING") and thereafter pursuant to an Amended and Restated Indenture, DVI Funding granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Collateral Agent, for the

                                                                       #3155-004

benefit of a noteholder which purchased asset backed promissory notes issued by DVI Funding (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Collateral Agent in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Collateral Agent will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3155-004

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Collateral Agent holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Collateral Agent and the special purpose entities for which the Collateral Agent holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new

                                                                       #3155-004

remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                     PERIOD
                              --------------                     ------

                                4.50:1.0                 04/30/05 -   10/30/05
                                4.30:1.0                 10/31/05 -   10/30/06
                                4.00:1.0                 10/31/06 -   10/30/07
                                3.80:1.0                 10/31/07 -   10/30/08

                                                                       #3155-004

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Collateral Agent to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Collateral Agent that all necessary actions on the part of Radnet to be taken in connection

                                                                       #3155-004

with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE COLLATERAL AGENT, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH

                                                                       #3155-004

HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Collateral Agent, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3155-004



                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUB-SERVICER
                                    FOR DVI FUNDING, L.L.C. AND AS AGENT
                                    FOR U.S. BANK, N.A., AS COLLATERAL AGENT


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3155-003

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Sub-Servicer for DVI Funding, L.L.C. and as Agent for U.S. Bank, N.A., as Collateral Agent, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-003 dated July 31, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Funding, L.L.C. ("DVI FUNDING") and thereafter pursuant to an Amended and Restated Indenture, DVI Funding granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Collateral Agent, for the

                                                                       #3155-003

benefit of a noteholder which purchased asset backed promissory notes issued by DVI Funding (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Collateral Agent in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Collateral Agent will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3155-003

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Collateral Agent holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Collateral Agent and the special purpose entities for which the Collateral Agent holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new

                                                                       #3155-003


remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                    PERIOD
                              --------------                    ------

                                4.50:1.0                 04/30/05 -   10/30/05
                                4.30:1.0                 10/31/05 -   10/30/06
                                4.00:1.0                 10/31/06 -   10/30/07
                                3.80:1.0                 10/31/07 -   10/30/08

                                                                       #3155-003

                       "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Collateral Agent to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Collateral Agent that all necessary actions on the part of Radnet to be taken in connection

                                                                       #3155-003

with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE COLLATERAL AGENT, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH

                                                                       #3155-003

HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Collateral Agent, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3155-003


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUB-SERVICER
                                    FOR DVI FUNDING, L.L.C. AND AS AGENT FOR
                                    U.S. BANK, N.A., AS COLLATERAL AGENT


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3155-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about July 11, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3155-001 dated July 11, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about July 11, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVIII, L.L.C. ("DVI XVIII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3155-001

noteholder which purchased asset backed promissory notes issued by DVI XVIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");


                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3155-001

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #3155-001

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #3155-001

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                    PERIOD
                              --------------                    ------

                                4.50:1.0                 04/30/05 -   10/30/05
                                4.30:1.0                 10/31/05 -   10/30/06
                                4.00:1.0                 10/31/06 -   10/30/07
                                3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #3155-001

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #3155-001

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3155-001

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3155-001

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3155-001



                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVIII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #2839-002

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and SoCal MR Site Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("SOCAL"), and such other signatories hereto.

                  WHEREAS, on or about October 27, 2000, SoCal executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Amended and Restated Secured Promissory Note Number #2839-002 dated July 2, 2002 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of SoCal to DVI (collectively the "OBLIGATIONS"), SoCal, pursuant to a Master Security Agreement dated on or about October 27, 2000 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of SoCal to DVI, SoCal delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVIII, L.L.C. ("DVI XVIII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #2839-002

noteholder which purchased asset backed promissory notes issued by DVI XVIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with SoCal or certain affiliates of SoCal to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, SoCal is in default under the terms of the Loan;

                  WHEREAS, SoCal has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, SoCal and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, SoCal and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. SoCal acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #2839-002

"AMENDED AND RESTATED RIDER A"). SoCal may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by SoCal and the satisfaction of each of the following conditions:

                           (a) SoCal and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) SoCal and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the SoCal Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. SoCal hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #2839-002

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. SoCal hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #2839-002


default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                    PERIOD
                              --------------                    ------

                                4.50:1.0                 04/30/05 -   10/30/05
                                4.30:1.0                 10/31/05 -   10/30/06
                                4.00:1.0                 10/31/06 -   10/30/07
                                3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #2839-002

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. SoCal, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. SoCal represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of SoCal to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by SoCal of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of SoCal's

#2839-002 Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which SoCal is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #2839-002

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #2839-002

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. SoCal, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #2839-002



                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVIII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #1231-050

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Servicer for DVI Receivables XV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-050 dated May 31, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XV, L.L.C. ("DVI XV") and thereafter pursuant to an Amended and Restated Indenture, DVI XV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-050

noteholder which purchased asset backed promissory notes issued by DVI XV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-050

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-050

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-050


default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                              LEVERAGE RATIO                    PERIOD
                              --------------                    ------

                                4.50:1.0                 04/30/05 -   10/30/05
                                4.30:1.0                 10/31/05 -   10/30/06
                                4.00:1.0                 10/31/06 -   10/30/07
                                3.80:1.0                 10/31/07 -   10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-050


owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-050

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-050

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-050

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-050


                                    LYON FINANCIAL  SERVICES,  INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SERVICER
                                    FOR DVI RECEIVABLES XV, L.L.C.  AND AS AGENT
                                    FOR U.S. BANK, N.A., AS TRUSTEE


                                    By:_________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By:_________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #1231-049

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Servicer for DVI Receivables XV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-049 dated April 25, 2001 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");
                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XV, L.L.C. ("DVI XV") and thereafter pursuant to an Amended and Restated Indenture, DVI XV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-049

noteholder which purchased asset backed promissory notes issued by DVI XV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-049

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-049

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-049

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIODRu
                                 --------------          --------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-049


owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-049

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-049

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-049

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-049


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SERVICER
                                    FOR DVI RECEIVABLES XV, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-048

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIX, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-048 dated April 25, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIX, L.L.C. ("DVI XIX") and thereafter pursuant to an Amended and Restated Indenture, DVI XIX granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-048

noteholder which purchased asset backed promissory notes issued by DVI XIX (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-048

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-048

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-048


default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-048


owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-048

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-048

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-048

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-048


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XIX, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-047

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIX, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-047 dated April 14, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIX, L.L.C. ("DVI XIX") and thereafter pursuant to an Amended and Restated Indenture, DVI XIX granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-047

noteholder which purchased asset backed promissory notes issued by DVI XIX (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-047

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-047

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-047

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-047

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-047

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-047

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-047

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-047


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XIX, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________



ACKNOWLEDGED AND AGREED TO:
Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-046

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-046 dated September 27, 2000 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIV, L.L.C. ("DVI XIV") and thereafter pursuant to an Amended and Restated Indenture, DVI XIV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-046

noteholder which purchased asset backed promissory notes issued by DVI XIV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-046

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-046

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-046

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                LEVERAGE RATIO         PERIOD
                                --------------         ------

                                   4.50:1.0      04/30/05 - 10/30/05
                                   4.30:1.0      10/31/05 - 10/30/06
                                   4.00:1.0      10/31/06 - 10/30/07
                                   3.80:1.0      10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-046

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-046

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-046

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-046

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-046

                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XIV, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-045

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-045 dated September 21, 2000 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIV, L.L.C. ("DVI XIV") and thereafter pursuant to an Amended and Restated Indenture, DVI XIV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-045

noteholder which purchased asset backed promissory notes issued by DVI XIV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-045

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-045

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-045

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-045

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-045

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-045

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-045

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-045


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XIV, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-044

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-044 dated March 31, 2000 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");
                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XII, L.L.C. ("DVI XII") and thereafter pursuant to an Amended and Restated Indenture, DVI XII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-044

noteholder which purchased asset backed promissory notes issued by DVI XII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-044

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-044

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-044

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-044

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-044

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-044

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-044

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-044

                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-043

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-043 dated March 31, 2000 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XII, L.L.C. ("DVI XII") and thereafter pursuant to an Amended and Restated Indenture, DVI XII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-043

noteholder which purchased asset backed promissory notes issued by DVI XII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-043

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                   6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-043

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-043

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-043

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-043

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-043

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-043

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-043


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-042

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-042 dated March 31, 2000 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;
                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");
                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XII, L.L.C. ("DVI XII") and thereafter pursuant to an Amended and Restated Indenture, DVI XII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-042

noteholder which purchased asset backed promissory notes issued by DVI XII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-042

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                                    (c) Such other documents, including UCC
                           financing statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-042

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-042

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO       PERIOD
                                 --------------       ------

                                    4.50:1.0    04/30/05 - 10/30/05
                                    4.30:1.0    10/31/05 - 10/30/06
                                    4.00:1.0    10/31/06 - 10/30/07
                                    3.80:1.0    10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-042

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-042

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-042

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-042

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-042


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-041

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables VIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-041 dated December 27, 1999 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables VIII, L.L.C. ("DVI VIII") and thereafter pursuant to an Amended and Restated Indenture, DVI VIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-041

noteholder which purchased asset backed promissory notes issued by DVI VIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-041

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-041

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-041

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-041

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-041

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-041

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-041

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-041


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES VIII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-040

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-040 dated December 20, 1999 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");
                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XII, L.L.C. ("DVI XII") and thereafter pursuant to an Amended and Restated Indenture, DVI XII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-040

noteholder which purchased asset backed promissory notes issued by DVI XII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-040

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-040

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-040

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-040

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-040

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-040

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-040

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-040


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-037

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-037 dated December 20, 1999 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XII, L.L.C. ("DVI XII") and thereafter pursuant to an Amended and Restated Indenture, DVI XII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-037

noteholder which purchased asset backed promissory notes issued by DVI XII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-037

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-037

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-037

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-037

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-037

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-037

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-037

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-037


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-035

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-035 dated September 28, 1999 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");
                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XI, L.L.C. ("DVI XI") and thereafter pursuant to an Amended and Restated Indenture, DVI XI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-035

noteholder which purchased asset backed promissory notes issued by DVI XI (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-035

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-035

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-035

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-035

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-035

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-035

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-035

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-035


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE



                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-034

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-034 dated June 28, 1999 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XI, L.L.C. ("DVI XI") and thereafter pursuant to an Amended and Restated Indenture, DVI XI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-034

noteholder which purchased asset backed promissory notes issued by DVI XI (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-034

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-034

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-034

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-034

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-034

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-034

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-034

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-034


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #1231-032

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables VIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 16, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1231-032 dated August 31, 1998 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Security Agreement dated on or about December 15, 1997 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables VIII, L.L.C. ("DVI VIII") and thereafter pursuant to an Amended and Restated Indenture, DVI VIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #1231-032

noteholder which purchased asset backed promissory notes issued by DVI VIII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #1231-032

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #1231-032

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #1231-032

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #1231-032

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #1231-032

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #1231-032

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #1231-032

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #1231-032


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES VIII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By: ____________________________________

                                                                       #3024-003

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables X, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management II, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET II"), and such other signatories hereto.

                  WHEREAS, on or about May 3, 2001, Radnet II executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3024-003 dated May 3, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet II to DVI (collectively the "OBLIGATIONS"), Radnet II, pursuant to a Master Security Agreement dated on or about May 3, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet II to DVI, Radnet II delivered to DVI the guarantee (the "GUARANTEE") of Radnet Management I, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables X, L.L.C. ("DVI X") and thereafter pursuant to an Amended and Restated Indenture, DVI X granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI X (the "Noteholder");

                                                                       #3024-003

                  WHEREAS, DVI contributed other Loans with Radnet II or certain affiliates of Radnet II to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet II is in default under the terms of the Loan;

                  WHEREAS, Radnet II has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet II and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet II and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet II acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet II may, at any time, prepay all of the then

                                                                       #3024-003

outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet II and the satisfaction of each of the following conditions:

                           (a) Radnet II and/or its affiliates shall have
                  entered into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet II and/or its affiliates shall have
                  entered into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet II Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet II hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet II hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                                                                       #3024-003

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means,

                                                                       #3024-003

as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet II, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet II represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet II to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by

                                                                       #3024-003

Radnet II of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet II's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet II is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3024-003

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3024-003

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet II, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3024-003


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES X, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT II, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Radnet Management I, Inc., Guarantor


By: _________________________________

                                                                       #3024-002

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management II, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET II"), and such other signatories hereto.

                  WHEREAS, on or about May 3, 2001, Radnet II executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3024-002 dated May 3, 2001 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet II to DVI (collectively the "OBLIGATIONS"), Radnet II, pursuant to a Master Security Agreement dated on or about May 3, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet II to DVI, Radnet II delivered to DVI the guarantee (the "GUARANTEE") of Radnet Management I, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVII, L.L.C. ("DVI XVII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3024-002

noteholder which purchased asset backed promissory notes issued by DVI XVII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet II or certain affiliates of Radnet II to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet II is in default under the terms of the Loan;

                  WHEREAS, Radnet II has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet II and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet II and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet II acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3024-002

"AMENDED AND RESTATED RIDER A"). Radnet II may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet II and the satisfaction of each of the following conditions:

                           (a) Radnet II and/or its affiliates shall have
                  entered into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet II and/or its affiliates shall have
                  entered into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet II Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet II hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet II hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                                                                       #3024-002

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means,

                                                                       #3024-002

as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet II, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet II represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet II to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by

                                                                       #3024-002

Radnet II of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet II's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet II is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3024-002

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3024-002

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet II, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3024-002


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT II, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Radnet Management I, Inc., Guarantor


By: ________________________________

                                                                       #3024-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Management II, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET II"), and such other signatories hereto.

                  WHEREAS, on or about May 3, 2001, Radnet II executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3024-001 dated May 3, 2001 (the "LOAN");
                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet II to DVI (collectively the "OBLIGATIONS"), Radnet II, pursuant to a Master Security Agreement dated on or about May 3, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet II to DVI, Radnet II delivered to DVI the guarantee (the "GUARANTEE") of Radnet Management I, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVII, L.L.C. ("DVI XVII") and thereafter pursuant to an Amended and Restated Indenture, DVI XVII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3024-001

noteholder which purchased asset backed promissory notes issued by DVI XVII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet II or certain affiliates of Radnet II to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet II is in default under the terms of the Loan;

                  WHEREAS, Radnet II has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet II and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet II and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet II acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3024-001

"AMENDED AND RESTATED RIDER A"). Radnet II may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet II and the satisfaction of each of the following conditions:

                           (a) Radnet II and/or its affiliates shall have
                  entered into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet II and/or its affiliates shall have
                  entered into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet II Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet II hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet II hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                                                                       #3024-001

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means,

                                                                       #3024-001

as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet II, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet II represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet II to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by

                                                                       #3024-001

Radnet II of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet II's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet II is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3024-001

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3024-001

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet II, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3024-001


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET MANAGEMENT II, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Radnet Management I, Inc., Guarantor


By: _________________________________

                                                                       #2661-004

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and SoCal MR Site Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("SOCAL"), and such other signatories hereto.

                  WHEREAS, on or about June 5, 2000, SoCal executed and delivered to DVI Financial Services Inc. ("DVI") a Term Loan Agreement collectively with the Secured Promissory Note Number #2661-004 dated June 5, 2000 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of SoCal to DVI (collectively the "OBLIGATIONS"), SoCal, pursuant to a Security Agreement dated on or about June 5, 2000 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of SoCal to DVI, SoCal delivered to DVI the guarantee (the "GUARANTEE") of Radnet Management, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XII, L.L.C. ("DVI XII") and thereafter pursuant to an Amended and Restated Indenture, DVI XII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #2661-004

noteholder which purchased asset backed promissory notes issued by DVI XII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with SoCal or certain affiliates of SoCal to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, SoCal is in default under the terms of the Loan;

                  WHEREAS, SoCal has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, SoCal and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, SoCal and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. SoCal acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #2661-004

"AMENDED AND RESTATED RIDER A"). SoCal may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                     4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by SoCal and the satisfaction of each of the following conditions:

                           (a) SoCal and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) SoCal and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the SoCal Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. SoCal hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #2661-004

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. SoCal hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #2661-004

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                LEVERAGE RATIO           PERIOD
                                --------------           ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #2661-004

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. SoCal, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. SoCal represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of SoCal to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by SoCal of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of SoCal's

                                                                       #2661-004

Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which SoCal is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #2661-004

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #2661-004

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. SoCal, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #2661-004


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    SOCAL MR SITE MANAGEMENT, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Radnet Management, Inc., Guarantor


By: ______________________________

                                                                       #2661-003

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and SoCal MR Site Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("SOCAL"), and such other signatories hereto.

                  WHEREAS, on or about June 5, 2000, SoCal executed and delivered to DVI Financial Services Inc. ("DVI") a Term Loan Agreement collectively with the Secured Promissory Note Number #2661-003 dated June 5, 2000 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of SoCal to DVI (collectively the "OBLIGATIONS"), SoCal, pursuant to a Security Agreement dated on or about June 5, 2000 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of SoCal to DVI, SoCal delivered to DVI the guarantee (the "GUARANTEE") of Radnet Management, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIV, L.L.C. ("DVI XIV") and thereafter pursuant to an Amended and Restated Indenture, DVI XIV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #2661-003

noteholder which purchased asset backed promissory notes issued by DVI XIV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with SoCal or certain affiliates of SoCal to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, SoCal is in default under the terms of the Loan;

                  WHEREAS, SoCal has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, SoCal and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, SoCal and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. SoCal acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #2661-003

"AMENDED AND RESTATED RIDER A"). SoCal may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by SoCal and the satisfaction of each of the following conditions:

                           (a) SoCal and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) SoCal and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification. 5. The closing of the restructuring of the SoCal Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. SoCal hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #2661-003

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. SoCal hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #2661-003

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #2661-003

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. SoCal, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. SoCal represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of SoCal to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by SoCal of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of SoCal's

                                                                       #2661-003

Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which SoCal is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #2661-003

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #2661-003

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. SoCal, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #2661-003


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XIV, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    SOCAL MR SITE MANAGEMENT, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Radnet Management, Inc., Guarantor


By: _______________________________

                                                                       #2661-002

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIV, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and SoCal MR Site Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("SOCAL"), and such other signatories hereto.

                  WHEREAS, on or about June 5, 2000, SoCal executed and delivered to DVI Financial Services Inc. ("DVI") a Term Loan Agreement collectively with the Secured Promissory Note Number #2661-002 dated June 5, 2000 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of SoCal to DVI (collectively the "OBLIGATIONS"), SoCal, pursuant to a Security Agreement dated on or about June 5, 2000 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of SoCal to DVI, SoCal delivered to DVI the guarantee (the "GUARANTEE") of Radnet Management, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIV, L.L.C. ("DVI XIV") and thereafter pursuant to an Amended and Restated Indenture, DVI XIV granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #2661-002

noteholder which purchased asset backed promissory notes issued by DVI XIV (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with SoCal or certain affiliates of SoCal to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, SoCal is in default under the terms of the Loan;

                  WHEREAS, SoCal has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, SoCal and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, SoCal and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. SoCal acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #2661-002

"AMENDED AND RESTATED RIDER A"). SoCal may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by SoCal and the satisfaction of each of the following conditions:

                           (a) SoCal and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) SoCal and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the SoCal Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. SoCal hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #2661-002

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. SoCal hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #2661-002

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #2661-002

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. SoCal, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. SoCal represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of SoCal to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by SoCal of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of SoCal's

                                                                       #2661-002

Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which SoCal is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #2661-002

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #2661-002

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. SoCal, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #2661-002

                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XIV, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    SOCAL MR SITE MANAGEMENT, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Radnet Management, Inc., Guarantor


By: ______________________________

                                                                       #2661-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and SoCal MR Site Management, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("SOCAL"), and such other signatories hereto.

                  WHEREAS, on or about June 5, 2000, SoCal executed and delivered to DVI Financial Services Inc. ("DVI") a Term Loan Agreement collectively with the Secured Promissory Note Number #2661-001 dated June 5, 2000 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of SoCal to DVI (collectively the "OBLIGATIONS"), SoCal, pursuant to a Security Agreement dated on or about June 5, 2000 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of SoCal to DVI, SoCal delivered to DVI the guarantee (the "GUARANTEE") of Radnet Management, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XII, L.L.C. ("DVI XII") and thereafter pursuant to an Amended and Restated Indenture, DVI XII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #2661-001

noteholder which purchased asset backed promissory notes issued by DVI XII (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with SoCal or certain affiliates of SoCal to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, SoCal is in default under the terms of the Loan;

                  WHEREAS, SoCal has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, SoCal and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, SoCal and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. SoCal acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #2661-001

"AMENDED AND RESTATED RIDER A"). SoCal may, at any time, prepay all of the then outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by SoCal and the satisfaction of each of the following conditions:

                           (a) SoCal and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) SoCal and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the SoCal Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. SoCal hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #2661-001

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. SoCal hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #2661-001

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period minus cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                 LEVERAGE RATIO          PERIOD
                                 --------------          ------

                                    4.50:1.0       04/30/05 - 10/30/05
                                    4.30:1.0       10/31/05 - 10/30/06
                                    4.00:1.0       10/31/06 - 10/30/07
                                    3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #2661-001

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. SoCal, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. SoCal represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of SoCal to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by SoCal of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of SoCal's

                                                                       #2661-001

Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which SoCal is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #2661-001

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #2661-001

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. SoCal, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #2661-001


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    SOCAL MR SITE MANAGEMENT, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Radnet Management, Inc., Guarantor


By: ______________________________

                                                                       #1232-010

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XIX, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Radnet Sub, Inc., a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("RADNET"), and such other signatories hereto.

                  WHEREAS, on or about March 17, 1996, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #1232-010 dated September 19, 2001 (the "LOAN")(the Loan, together with all ancillary documents are, collectively, the "LOAN DOCUMENTS");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Loan and Security Agreement dated on or about March 17, 1996 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XIX, L.L.C. ("DVI XIX") and thereafter pursuant to an Amended and Restated Indenture, DVI XIX granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XIX (the "Noteholder");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                                                                       #1232-010

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                   5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                   6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                   7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public;
and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and

                                                                       #1232-010

related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                       LEVERAGE RATIO              PERIOD
                       --------------              ------

                          4.50:1.0           04/30/05 - 10/30/05
                          4.30:1.0           10/31/05 - 10/30/06
                          4.00:1.0           10/31/06 - 10/30/07
                          3.80:1.0           10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                                                                       #1232-010

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. This paragraph is intentionally left blank.

                  11. Radnet and the Company each represent and warrant that it has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                                                                       #1232-010

                          U.S. Bank Portfolio Services
                          1310 Madrid Street, Suite 103
                          Marshall, MN 56258
                          Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE BRMFS1 509512v2

                                                                       #1232-010

COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet and the Company hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XIX, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    RADNET SUB, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________

                                                                       #0873-011


                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Diagnostic Imaging Services, Inc. I, a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("DIS"), and such other signatories hereto.

                  WHEREAS, on or about March 30, 1995, DIS executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #0873-011 dated November 27, 2000 (the "LOAN")(the Loan, together with all ancillary documents are, collectively, the "LOAN DOCUMENTS");

                  WHEREAS, to secure the payment of the Loan and all other obligations of DIS to DVI (collectively the "OBLIGATIONS"), DIS, pursuant to a Loan and Security Agreement dated on or about March 30, 1995 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI") and thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI XVI (the "Noteholder");

                                                                       #0873-011

                  WHEREAS, DVI contributed other Loans with DIS or certain affiliates of DIS to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, DIS is in default under the terms of the Loan;

                  WHEREAS, DIS has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, DIS and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, DIS and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. DIS acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). DIS may, at any time, prepay all of the outstanding

                                                                       #0873-011

Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by DIS and the satisfaction of each of the following conditions:

                           (a) DIS and/or its affiliates shall have entered into
                  agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) DIS and/or its affiliates shall have entered into
                  the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the DIS Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. DIS hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #0873-011

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. DIS hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #0873-011

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                       LEVERAGE RATIO               PERIOD
                       --------------               ------

                          4.50:1.0           04/30/05 - 10/30/05
                          4.30:1.0           10/31/05 - 10/30/06
                          4.00:1.0           10/31/06 - 10/30/07
                          3.80:1.0           10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #0873-011

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. This paragraph is intentionally left blank.

                  11. DIS and the Company each represent and warrant that it has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. DIS represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of DIS to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by DIS of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of DIS's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which DIS is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR

                                                                       #0873-011

PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING

                                                                       #0873-011

ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. DIS and the Company hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    DIAGNOSTIC IMAGING SERVICES, INC. I


                                    By: ________________________________________


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________

                                                                       #0873-007

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables VIII, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Diagnostic Imaging Services, Inc. I, a corporation, with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 ("DIS"), and such other signatories hereto.

                  WHEREAS, on or about March 30, 1995, DIS executed and delivered to DVI Financial Services Inc. ("DVI") a Loan and Security Agreement collectively with the Schedule Number #0873-007 dated August 31, 1998 (the "LOAN")(the Loan, together with all ancillary documents are, collectively, the "LOAN DOCUMENTS");

                  WHEREAS, to secure the payment of the Loan and all other obligations of DIS to DVI (collectively the "OBLIGATIONS"), DIS, pursuant to a Loan and Security Agreement dated on or about March 30, 1995 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables VIII, L.L.C. ("DVI VIII") and thereafter pursuant to an Amended and Restated Indenture, DVI VIII granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a noteholder which purchased asset backed promissory notes issued by DVI VIII (the "Noteholder");

                                                                       #0873-007

                  WHEREAS, DVI contributed other Loans with DIS or certain affiliates of DIS to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, DIS is in default under the terms of the Loan;

                  WHEREAS, DIS has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, DIS and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, DIS and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. DIS acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the "AMENDED AND RESTATED RIDER A"). DIS may, at any time, prepay all of the outstanding

                                                                       #0873-007

Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by DIS and the satisfaction of each of the following conditions:

                           (a) DIS and/or its affiliates shall have entered into
                  agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "Related Loan Modifications");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) DIS and/or its affiliates shall have entered into
                  the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the DIS Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. DIS hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #0873-007

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. DIS hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #0873-007

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                    LEVERAGE RATIO            PERIOD
                                    --------------            ------

                                       4.50:1.0         04/30/05 - 10/30/05
                                       4.30:1.0         10/31/05 - 10/30/06
                                       4.00:1.0         10/31/06 - 10/30/07
                                       3.80:1.0         10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #0873-007

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. This paragraph is intentionally left blank.

                  11. DIS and the Company each represent and warrant that it has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. DIS represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of DIS to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by DIS of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of DIS's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which DIS is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                                    U.S. Bank Portfolio Services
                                    1310 Madrid Street, Suite 103
                                    Marshall, MN 56258
                                    Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR

                                                                       #0873-007

PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING

                                                                       #0873-007

ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. DIS and the Company hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES VIII, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    DIAGNOSTIC IMAGING SERVICES, INC. I


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________

                                                                       #3230-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Santa Rosa Imaging, Inc., Beverly Radiology Medical Group III, G.P. and Radnet Management, Inc., with offices at PO Box 340086, Los Angeles, CA 90024 (collectively "RADNET"), and such other signatories hereto.

                  WHEREAS, on or about September 19, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3230-001 dated September 19, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about September 19, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI") and thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3230-001

noteholder which purchased asset backed promissory notes issued by DVI XVI (the "NOTEHOLDER");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3230-001

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "RELATED LOAN MODIFICATIONS");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #3230-001

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #3230-001

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                           LEVERAGE RATIO        PERIOD
                           --------------        ------

                              4.50:1.0     04/30/05 - 10/30/05
                              4.30:1.0     10/31/05 - 10/30/06
                              4.00:1.0     10/31/06 - 10/30/07
                              3.80:1.0     10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

#3230-001 owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and Amended and RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #3230-001

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3230-001

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3230-001

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3230-001



                        LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, AS SUCCESSOR SERVICER FOR DVI RECEIVABLES XVI, L.L.C. AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE

                        By:_____________________________________________________

                        SANTA ROSA IMAGING, INC.


                        By:_____________________________________________________

                        BEVERLY RADIOLOGY MEDICAL GROUP III, G.P.

                        By:_____________________________________________________

                        RADNET MANAGEMENT, INC.

                        By:_____________________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3225-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Imaging Center of La Habra, Inc., Beverly Radiology Medical Group III, G.P. and Radnet Management, Inc., with offices at PO Box 340086, Los Angeles, CA 90024 (collectively "RADNET"), and such other signatories hereto.

                  WHEREAS, on or about September 19, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3225-001 dated September 19, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about September 19, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI") and thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3225-001

noteholder which purchased asset backed promissory notes issued by DVI XVI (the "NOTEHOLDER");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, Radnet is in default under the terms of the Loan;

                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3225-001

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "RELATED LOAN MODIFICATIONS");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #3225-001

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #3225-001


default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                   LEVERAGE RATIO          PERIOD
                                   --------------          ------

                                      4.50:1.0       04/30/05 - 10/30/05
                                      4.30:1.0       10/31/05 - 10/30/06
                                      4.00:1.0       10/31/06 - 10/30/07
                                      3.80:1.0       10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

#3225-001 owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and Amended and Restated Rider A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #3225-001

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                  U.S. Bank Portfolio Services
                  1310 Madrid Street, Suite 103
                  Marshall, MN 56258
                  Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3225-001

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3225-001

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3225-001


                       LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, AS SUCCESSOR SERVICER FOR DVI RECEIVABLES XVI, L.L.C. AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                       By:_____________________________________________________


                       IMAGING CENTER OF LA HABRA


                       By:_____________________________________________________


                       BEVERLY RADIOLOGY MEDICAL GROUP III, G.P.


                       By:_____________________________________________________


                       RADNET MANAGEMENT, INC.

                       By:_____________________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3222-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Temecula Valley Imaging, Inc., Beverly Radiology Medical Group III, G.P. and Diagnostic Imaging Services, Inc., with offices at 1516 Cotner Avenue, Los Angeles, CA 90025 (collectively "DIS"), and such other signatories hereto.

                  WHEREAS, on or about September 19, 2001, DIS executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3222-001 dated September 19, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of DIS to DVI (collectively the "OBLIGATIONS"), DIS, pursuant to a Master Security Agreement dated on or about September 19, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of DIS to DVI, DIS delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI") and thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3222-001

noteholder which purchased asset backed promissory notes issued by DVI XVI (the "NOTEHOLDER");

                  WHEREAS, DVI contributed other Loans with DIS or certain affiliates of DIS to this and other DVI securitizations (collectively the "RELATED LOANS");

                  WHEREAS, DIS is in default under the terms of the Loan;

                  WHEREAS, DIS has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, DIS and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, DIS and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");

                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. DIS acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3222-001

"AMENDED AND RESTATED RIDER A"). DIS may, at any time, prepay all of the outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by DIS and the satisfaction of each of the following conditions:

                           (a) DIS and/or its affiliates shall have entered into
                  agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "RELATED LOAN MODIFICATIONS");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) DIS and/or its affiliates shall have entered into
                  the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the DIS Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. DIS hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

                                                                       #3222-001

default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. DIS hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

                                                                       #3222-001

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                    LEVERAGE RATIO       PERIOD
                                    --------------       ------

                                      4.50:1.0     04/30/05 - 10/30/05
                                      4.30:1.0     10/31/05 - 10/30/06
                                      4.00:1.0     10/31/06 - 10/30/07
                                      3.80:1.0     10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

                                                                       #3222-001


owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIN. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. DIS, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. DIS represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of DIS to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by DIS of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of DIS's Articles of

                                                                       #3222-001

Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which DIS is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3222-001

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3222-001

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. DIS, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3222-001



                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    TEMECULA VALLEY IMAGING, INC.


                                    By: ________________________________________


                                    BEVERLY RADIOLOGY MEDICAL GROUP III, G.P.


                                    By: ________________________________________


                                    DIAGNOSTIC IMAGING SERVICES, INC.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________

                                                                       #3218-001

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

                  AGREEMENT made as of June 30, 2004 ("AMENDMENT AGREEMENT" or "AGREEMENT") by and between LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES, as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Antelope Valley MRI, Inc., Beverly Radiology Medical Group III, G.P., Radnet Management, Inc. and Radnet Sub, Inc., with offices at PO Box 340086, Los Angeles, CA 90024 (collectively "RADNET"), and such other signatories hereto.

                  WHEREAS, on or about September 19, 2001, Radnet executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement collectively with the Secured Promissory Note Number #3218-001 dated September 19, 2001 (the "LOAN");

                  WHEREAS, to secure the payment of the Loan and all other obligations of Radnet to DVI (collectively the "OBLIGATIONS"), Radnet, pursuant to a Master Security Agreement dated on or about September 19, 2001 (the "SECURITY AGREEMENT"), granted DVI a first priority security interest in certain Collateral described therein;

                  WHEREAS, to further secure payment of the Note and all other Obligations of Radnet to DVI, Radnet delivered to DVI the guarantee (the "GUARANTEE") of Primedex Health Systems, Inc. (the "GUARANTOR") (the "GUARANTEE" together with the Loan and ancillary documents are, collectively the "LOAN DOCUMENTS");

                  WHEREAS, substantially contemporaneously therewith, DVI contributed all of the Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI") and thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged all of the Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of a

                                                                       #3218-001

noteholder which purchased asset backed promissory notes issued by DVI XVI (the "NOTEHOLDER");

                  WHEREAS, DVI contributed other Loans with Radnet or certain affiliates of Radnet to this and other DVI securitizations (collectively the "RELATED LOANS");


                  WHEREAS, Radnet is in default under the terms of the Loan;


                  WHEREAS, Radnet has requested USBPS to modify the Loan to reflect an adjustment in payments;

                  WHEREAS, Radnet and/or certain of its affiliates have agreed to modify the Related Loans;

                  WHEREAS, Radnet and certain of its affiliates are engaged in negotiations to restructure or modify certain loan agreements, loans and promissory notes with each of General Electric Capital Corporation ("GECC") and DVI (with respect to GECC, the "GECC MODIFICATION", and with respect to DVI, the "DVI MODIFICATION");


                  WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Loan as hereinafter provided.

                  NOW, THEREFORE, the parties agree as follows:

                  1. All of the Whereas clauses are incorporated herein as if hereinafter set forth at full length.

                  2. Radnet acknowledges that it is duly indebted to the Trustee in the sum set forth on AMENDED AND RESTATED RIDER A annexed hereto, and has no defenses, counterclaims or offsets to such indebtedness.

                  3. USBPS as Agent for the Trustee will modify the Loan to provide for payments to commence in accordance with the attached revised payment schedule (the

                                                                       #3218-001

"AMENDED AND RESTATED RIDER A"). Radnet may, at any time, prepay all of the outstanding Obligations subject to an additional prepayment fee of 2% of such Obligations. Partial prepayments of the Obligations shall not be permitted at any time.

                  4. This Agreement shall become effective upon the date that USBPS receives this Agreement duly executed by Radnet and the satisfaction of each of the following conditions:

                           (a) Radnet and/or its affiliates shall have entered
                  into agreements on similar terms to this Agreement and otherwise in form and substance satisfactory to USBPS, relating to the Related Loans (the "RELATED LOAN MODIFICATIONS");

                           (b) reimbursement of USBPS's legal fees incurred in
                  connection with the execution of this Agreement and the Related Loan Modifications, aggregating $50,000, shall have been received by USBPS;

                           (c) Radnet and/or its affiliates shall have entered
                  into the GECC Modification and the DVI Modification.

                  5. The closing of the restructuring of the Radnet Loan is further subject to delivery to USBPS of all of the following, each in form and substance satisfactory to USBPS and its counsel:

                           (a) The executed AMENDED AND RESTATED RIDER A;

                           (b) An executed copy of this Agreement;

                           (c) Such other documents, including UCC financing
                  statements as USBPS reasonably requests.

                  6. Radnet hereby acknowledges and agrees that it has no, and will not assert any, defenses, counterclaims or offsets to the Loan and AMENDED AND RESTATED RIDER A and acknowledges and agrees that the Trustee holds a first-priority security interest in the Collateral.

                  7. Any default or other breach of any obligation under the GECC Modification, the DVI Modification, or any of the Related Loan Modifications shall constitute a

#3218-001 default under the Loan as modified by this Agreement, and USBPS shall have all remedies thereunder.

                  8. Radnet hereby releases the Noteholder, USBPS individually and as agent for the Trustee and the special purpose entities for which the Trustee holds collateral, from and against any claims, loss or damage of any kind or nature arising out of the Loan.

                  9. So long as any of the Obligations remain outstanding, Radnet Management, Inc. (the "COMPANY") agrees as follows:

                           (i) FINANCIAL REPORTING. The Company shall furnish
the following documents or information to USBPS:

                                    (A) Within 30 days after the end of each
Fiscal Quarter (as defined below) (i) (or 90 days in respect of the last month of the fiscal year), the Company's consolidated, consolidating and on a center by center basis, financial statements, including the most recent annual report, balance sheet (not on a center by center basis) and income statement, prepared in accordance with generally accepted accounting principles, which reports, the Company warrants, shall fully and fairly represent the true financial condition of the Company and (ii) updated projections for the Company and for each center;

                                    (B) any other financial information normally
provided by the Company to the public; and

                                    (C) Such other financial data or information
relative to this Amendment Agreement, including, without limitation, listings of serial numbers or other identification data and confirmations of such information, as USBPS may time-to-time reasonably request.

                           (ii) NO AMENDMENTS. Subsequent to the date of this
Amendment Agreement, the Company will not agree or consent to any amendments or modifications to any agreement between the Company and DVI, GECC or Wells Fargo Foothill, Inc. ("FOOTHILL") containing terms (including, but not limited to, increasing interest rates, accelerating the principal amortization or maturity, new or more stringent defaults, additional collateral, and new remedies provisions) that would be more onerous to the Company, or adversely impact or affect GECC with respect to the terms of this Amendment Agreement.

                           (iii) DISTRIBUTIONS. The Company shall not make any
distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Company's stock, of any class, whether now or hereafter outstanding (collectively, "DISTRIBUTIONS"); PROVIDED, HOWEVER, that so long as no

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                                                                       #3218-001

default shall have occurred and be continuing immediately prior to or after giving effect to any such payment, (a) the Company may make Distributions to Primedex Health Systems, Inc., a New York corporation (the "PARENT") (1) in amounts necessary to pay customary expenses of Parent in the ordinary course of its business as a public holding company (including salaries and related reasonable and customary expenses incurred by employees of Parent) in an aggregate amount not to exceed $750,000 in any fiscal year, (2) in amounts necessary to enable Parent to pay taxes when due and owing by it in the ordinary course of its business as a holding company and (3) in amounts necessary to enable Parent to pay interest on those certain 11.5% Series A Convertible Subordinated Notes due June 30, 2008, issued by Parent on June 25, 1993, and (b) Parent may make Distributions in the form of common stock.

                           (iv) FIXED CHARGE COVERAGE RATIO. Commencing April
30, 2005, the Company shall not permit the Fixed Charge Coverage Ratio, (a) to be less than 1.0:1 as of the end of each April, July, October and January (each, a "FISCAL QUARTER") ending prior to January 1, 2007, and (b) to be less than 1.05:1 as of the last day of each Fiscal Quarter ending thereafter. "FIXED CHARGE COVERAGE RATIO" means for any period, the ratio of (i) EBITDA for such period MINUS cash capital expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) the sum of (a) interest expense, (b) principal payments required to be paid during such period in respect of indebtedness, and (c) all federal, state, and local income taxes accrued, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied. "EBITDA" means, with respect to any fiscal period, the Company's and its subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (v) LEVERAGE RATIO. The Company shall not permit the
Leverage Ratio, as determined as of the end of each Fiscal Quarter, to be greater than the amount set forth in the following table for the Fiscal Quarters ending in the period set forth opposite thereto:

                                    LEVERAGE RATIO        PERIOD
                                    --------------        ------

                                       4.50:1.0     04/30/05 - 10/30/05
                                       4.30:1.0     10/31/05 - 10/30/06
                                       4.00:1.0     10/31/06 - 10/30/07
                                       3.80:1.0     10/31/07 - 10/30/08

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (a) Total Debt at such date to (b) EBITDA for the applicable period ending on such date. "TOTAL DEBT" means, as of any date of determination, without duplication, the sum of (a) the outstanding aggregate amount of the obligations for borrowed money, (b) the outstanding principal amount of capital leases, (c) the outstanding principal amount of purchase money indebtedness, (d) the outstanding principal amount of funded debt, and (e) the outstanding principal amount of all obligations

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                                                                       #3218-001

owing to GECC, DVI and USBPS; all as determined for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vi) EBITDA MARGIn. The Company shall not permit the
EBITDA Margin to be less than 25% as of the end of any Fiscal Quarter ending on or after April 30, 2005. "EBITDA MARGIN" means for any period, the ratio of (a) EBITDA for such period, to (b) net revenues (excluding the professional service fee component of radiology services) for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (vii) RECEIVABLE DAYS. The Company shall not permit
the Receivable Days to exceed 65 days as of the end of any Fiscal Quarter ending on or after April 30, 2005. "RECEIVABLE DAYS" means for any period, a number equal to (a) 365 divided by (b) the result of (i) net revenues for such period divided by (ii) net receivables for such period, all as determined for the twelve months ending on the determination date for the Company and its subsidiaries on a consolidated basis without duplication and in accordance with generally accepted accounting principles consistently applied.

                           (viii) NAME CHANGES, ETC. The Company agrees that it
shall not change its name or jurisdiction of organization without giving 30 days prior written notice to USBPS.

                  10. To induce USBPS on behalf of the Trustee to enter this Agreement, the Guarantor hereby affirms and restates its Guarantee as related to this Loan and AMENDED AND RESTATED RIDER A.

                  11. Radnet, the Company and the Guarantor each represent and warrant that each has been represented by an attorney of its choice and is fully aware of the terms contained in this Agreement and AMENDED AND RESTATED RIDER A to which it is a party which was voluntarily entered into without coercion or duress of any kind.

                  12. Radnet represents and warrants to USBPS on behalf of the Noteholders and Trustee that all necessary actions on the part of Radnet to be taken in connection with the execution, delivery and performance of this Agreement have been taken; the performance by Radnet of this Agreement and the AMENDED AND RESTATED RIDER A will not violate any of

                                                                       #3218-001

Radnet's Articles of Incorporation, Articles of Formation, Partnership Agreement or other agreement or law by which Radnet is bound.

                  13. Any notice, request, direction, consent, approval, waiver or other communication required or permitted under this Agreement to be sent must be in writing and will become effective only upon delivery to USBPS at the address set forth herein as follows:

                           U.S. Bank Portfolio Services
                           1310 Madrid Street, Suite 103
                           Marshall, MN 56258
                           Attn: Jane Fox, Director of Operations

                  14. Except as provided herein, and in the AMENDED AND RESTATED RIDER A, all of the other provisions of the Loan Documents not restated will remain in effect.

                  15. This Agreement and the documents referenced herein constitute the entire and final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations among the parties with respect to these matters except as set forth herein.

                  16. This Agreement will inure to the benefit of and bind the parties and their respective successors and permitted assigns.

                  17. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the parties against whom such enforcement of the change, waiver, discharge or termination is sought.

                  18. This Agreement will be interpreted and construed under the laws of the Commonwealth of Pennsylvania, regardless of the domicile of any party and will be considered to have been made, executed and performed in Pennsylvania.

                                                                       #3218-001

                  19. THE UNDERSIGNED, AND SUBJECT TO THE PROVISIONS CONTAINED HEREIN, USBPS FOR ITSELF AND AS AGENT FOR THE TRUSTEE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMONWEALTH OF PENNSYLVANIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. USBPS AND THE UNDERSIGNED EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS

                                                                       #3218-001

CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN USBPS AS AGENT FOR THE TRUSTEE AND THE UNDERSIGNED, PROVIDED USBPS MAY IN ITS DISCRETION ENFORCE THE TERMS OF THE FORUM SELECTION PROVISIONS IN THE LOANS.

                  20. Radnet, the Company and the Guarantor hereby release USBPS, the Trustee, and the Noteholders from and against any claim, loss, or damage arising out of the negotiation execution, and performance of the Loan or related matters prior to the date hereof.

                  21. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed an original.

                                                                       #3218-001


                                    LYON FINANCIAL SERVICES, INC. DBA U.S.
                                    BANK PORTFOLIO SERVICES, AS SUCCESSOR
                                    SERVICER FOR DVI RECEIVABLES XVI, L.L.C.
                                    AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE


                                    By: ________________________________________


                                    ANTELOPE VALLEY MRI


                                    By: ________________________________________


                                    BEVERLY RADIOLOGY MEDICAL GROUP III, G.P.


                                    By: ________________________________________


                                    RADNET MANAGEMENT, INC.


                                    By: ________________________________________


                                    RADNET SUB, INC.


                                    By: ________________________________________



ACKNOWLEDGED AND AGREED TO:

Primedex Health Systems, Inc., Guarantor


By:_____________________________________